SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


              000-28217                               59-3218138
        (Commission File Number)           (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)



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                              ITEM 5. OTHER EVENTS

On November 12, 2003, the Registrant reported financial results for the quarter ended September 30, 2003.

A press release dated November 12, 2003 announcing this event is attached hereto as Exhibit 99.1.




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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:


Exhibit
Number           Exhibit Title
-------          -------------

 99.1            Press Release dated November 12, 2003





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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AirNet Communications Corporation


                                             By:
                                               ---------------------------------
                                                 Stuart P. Dawley
                                                 Vice President, General Counsel
                                                 & Secretary
Date:    November 12, 2003





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                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------


   99.1           Press Release dated November 12, 2003